                                                              Exhibit 4(b)(ii).6

--------------------------------------------------------------------------------
EuroTel Bratislava, a.s.    Contract on Solution Delivery          Login, a.s.
                                 no. 01/ETB/2000
--------------------------------------------------------------------------------


                         Contract on Solution Delivery

                                no. 01/ETB/2000

--------------------------------------------------------------------------------

           entered into pursuant to (S)269 (2) of the Commercial Code
                            (Act no. 513/1991 Coll.)
            and to (S)39 of the Copyright Act (Act no. 383/1997 Coll.)



by and between the Parties:


Provider:                  Login, a.s.
                           Dlha 2,
                           900 31 Stupava, Slovak Republic
represented by:            Ing. Pavol Cupa
                           CEO / Chairman of the Board of Directors
ID:                        341 16206
Tax ID:                    341 16206 / 606
Bank:                      PKB Malacky
Account no.:               3277754001/5600

                           (hereinafter the "Provider")


User:                      EuroTel Bratislava, a.s.
                           Stefanikova 17
                           811 05 Bratislava, Slovak Republic
represented by:            Ing. Josef Barta
                           CEO / Statutory representative
                           Thomas Cancro
                           CFO / Statutory representative
ID:                        35705019
Tax ID:                    35705019/600
Bank:                      Tatrabanka Bratislava
Account no.:               2622021710/1100

                           (hereinafter the "User")

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EuroTel Bratislava, a.s.    Contract on Solution Delivery          Login, a.s.
                                 no. 01/ETB/2000
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                                    Article 1
                                  Deliverables

1.1. Provider, as an authorized partner of Sun Microsystems, undertakes to deliver and User undertakes to receive the following hardware products:

       ----------------------------------------------------------------------
                              Item Name              Quantity
       ----------------------------------------------------------------------
       Sun Enterprise 450 Server                       1 pc
       ----------------------------------------------------------------------
       Sun StorEdge L 700                              1 pc
       ----------------------------------------------------------------------

       1.1.1. Precise specification (configuration) of hardware products including a detailed list of their components is contained in
              Schedule 1 hereto.

1.2. Provider, as an authorized partner of Tivoli Systems, represents to have the right to provide license for all supplied software products that are delivered to the User, and that it shall provide such licenses.

       1.2.1. Provider undertakes to deliver and User undertakes to receive software products within the following scope of software licenses:

        -----------------------------------------------------------------------
                               Item Name                          Quantity
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        Tivoli Storage Manager server - Unix                        1 pc
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        Tivoli Network Enabler - Unix                               1 pc
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        Tivoli Extended device support - Unix                       1 pc
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        Tivoli Disaster Recovery Manager - Unix                     1 pc
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        Tivoli Storage Manager server - NT                          1 pc
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        Tivoli Network Enabler - NT                                 1 pc
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        Tivoli Storage Manager B/A client                          48 pcs
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        Tivoli Data Protection  for Oracle                          4 pcs
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        Tivoli Data Protection  for Lotus Notes                      1pc
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        Tivoli Data Protection  for MS SQL                          5 pcs
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        Tivoli Data Protection  for SAP R/3                         2 pcs
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
        SQL BackTrack for Oracle                         Licenses specification
                                                              in Schedule 2.
        -----------------------------------------------------------------------
        SQL- BackTrack OBSI Module for TSM                          8 pcs
        -----------------------------------------------------------------------

1.3. Provider undertakes to deliver and User undertakes to receive services supporting the software products and the solution that are an integral part of the delivery:

       1.3.1. Provider undertakes to deliver and User undertakes to receive services supporting software products that are an integral part of the delivery:

       -----------------------------------------------------------------------
                                    Item Name
       -----------------------------------------------------------------------
       Technical Support for SQL BackTrack for Oracle - for 1 year
       -----------------------------------------------------------------------
       Technical Support for SQL BackTrack OBSI Module for TSM - for 1 year
       -----------------------------------------------------------------------

       1.3.2. Provider undertakes to deliver and User undertakes to receive services supporting software products that are an integral part of the delivery:

       ------------------------------------------------------------------------
                                                      Item Name
       ------------------------------------------------------------------------
       Technical Support for Tivoli Storage Manager server - Unix for 1 year
       ------------------------------------------------------------------------
       Technical Support for Tivoli Network Enabler - Unix for 1 year
       ------------------------------------------------------------------------
       Technical Support for Tivoli Extended device support - Unix for 1 year
       ------------------------------------------------------------------------
       Technical Support for Tivoli Disaster Recovery Manager - Unix for 1 year
       ------------------------------------------------------------------------
       Technical Support for Tivoli Storage Manager server - NT  for 1 year
       ------------------------------------------------------------------------
       Technical Support for Tivoli Network Enabler - NT for 1 year
       ------------------------------------------------------------------------
       Technical Support for Tivoli Storage Manager B/A client for 1 year
       ------------------------------------------------------------------------

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EuroTel Bratislava, a.s.    Contract on Solution Delivery          Login, a.s.
                                 no. 01/ETB/2000
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       Technical Support for Tivoli Data Protection for Oracle for 1 year
       ------------------------------------------------------------------------
       Technical Support for Tivoli Data Protection for Lotus Notes for 1 year
       ------------------------------------------------------------------------
       Technical Support for Tivoli Data Protection for MS SQL for 1 year
       ------------------------------------------------------------------------
       Technical Support for Tivoli Data Protection for SAP R/3 for 1 year
       ------------------------------------------------------------------------

       1.3.2.1. Technical Support means the provision of new releases, updates or revised versions of software, granting of rights to use them, technical support for updated software versions and assistance of technical specialists in fixing problems related to products specified in Article 1, paragraph 1.2.1.

        1.3.3. Provider undertakes to deliver and User undertakes to receive services supporting the solution that are an integral part of the delivery:

       ------------------------------------------------------------------------
                                Item Name
       ------------------------------------------------------------------------
       1st Level OnSite Technical Support for 1 year
       ------------------------------------------------------------------------

       1.3.3.1. 1st Level OnSite Technical Support means the support ensuring problem-free operations of the solution. This support serves the purpose of problem identification, determination of problem-causing area or component, development of subsequent problem solving action plan and arrangement of the implementation of a solution addressing configuration problems.

1.4. Provider undertakes to deliver and User undertakes to receive the Provider's services. For the purpose of this paragraph, the Provider's services mean the following activities:

       --------------------------------------------------------------------------------------------------------
                                                        Item Name
       --------------------------------------------------------------------------------------------------------
       Infrastructure installation and configuration Sun Enterprise 450 Server and Sun StorEdge L700)
       --------------------------------------------------------------------------------------------------------
       Installation and configuration of Tivoli Storage Manager
       --------------------------------------------------------------------------------------------------------
                 Installation and configuration of Tivoli Storage Manager server
       --------------------------------------------------------------------------------------------------------
                 File Systems backup implementation
       --------------------------------------------------------------------------------------------------------
                 Technical Support for Tivoli Extended device support - Unix for 1 year
       --------------------------------------------------------------------------------------------------------
                 Implementation of Disaster Recovery Manager
       --------------------------------------------------------------------------------------------------------
                 Oracle databases backup implementation
       --------------------------------------------------------------------------------------------------------
                 MS SQL databases backup implementation
       --------------------------------------------------------------------------------------------------------
                 Notes/Domino environment backup implementation
       --------------------------------------------------------------------------------------------------------
                 SAP R/3 backup implementation
       --------------------------------------------------------------------------------------------------------
       Backup system integration with existing IS infrastructure
       --------------------------------------------------------------------------------------------------------


        1.4.1. Individual services mean the implementation of a backup and archiving solution in accordance with the specification of solution implementation detailed in Schedule 3.

1.5. Provider undertakes to deliver and User undertakes to receive the Provider's services. For the purpose of this paragraph, the Provider's services mean the following activities:

         --------------------------------------------------------------------------------------------------------
                                                        Item Name
         --------------------------------------------------------------------------------------------------------
         Training - Tivoli Storage Manager Implementation - 4 days
         --------------------------------------------------------------------------------------------------------
         Training - Tivoli Storage Manager Advanced Administration - 4 days
         --------------------------------------------------------------------------------------------------------

1.6. If requested by User, Provider undertakes to deliver and User undertakes to receive products for building a Storage Area Network (hereinafter "SAN") including the following:

         --------------------------------------------------------------------------------------------------------
                                Item Name                                           Quantity
         --------------------------------------------------------------------------------------------------------
         FC Switch Brocade SilkWorm                                                     1
         --------------------------------------------------------------------------------------------------------
         FC Bridge Crossroads                                                           1
         --------------------------------------------------------------------------------------------------------
         FC HBA Jaycor                                                                  1
         --------------------------------------------------------------------------------------------------------
         SAN infrastructure                                                             1
         --------------------------------------------------------------------------------------------------------

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EuroTel Bratislava, a.s.    Contract on Solution Delivery          Login, a.s.
                                 no. 01/ETB/2000
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        1.6.1.  Provider undertakes to deliver additional SAN components for systems connected to SAN based on User's specification.

1.7. Provider undertakes to deliver and User undertakes to receive the Provider's services for building a SAN relevant to the items specified under Article 1 paragraph 1.6. hereof including the following:

         --------------------------------------------------------------------------------------------------------
                                                        Item Name
         --------------------------------------------------------------------------------------------------------
         Installation and configuration of SAN components
         --------------------------------------------------------------------------------------------------------
         Configuration of SAN architecture
         --------------------------------------------------------------------------------------------------------

        1.7.1. Installation and configuration of SAN components means mutual connection and launch of operations for products specified under
                Article 1 paragraph 1.6 hereof.

        1.7.2. Configuration of SAN architecture means the commencement of functioning cooperation of hardware and software products specified under Article 1 paragraphs 1.1. and 1.2. hereof using SAN infrastructure.

1.8. Provider undertakes to deliver and User undertakes to receive, based on User's request, supplementary services of the Provider. Supplementary services of the Provider mean the following activities:

         --------------------------------------------------------------------------------------------------------
                                                        Item Name
         --------------------------------------------------------------------------------------------------------
         On-site consulting in the duration of 1 day
         --------------------------------------------------------------------------------------------------------

        1.8.1. User's request for the respective service means its binding order.

        1.8.2. On-site consulting means preparatory and implementation activities outside of the scope of deliverables set forth in
                Article 1 paragraphs 1.3., 1.4., 1.5. and 1.6. hereof.

1.9.    Maintenance services for Sun Microsystems hardware products pursuant to
        Article 1 paragraph 1.1. hereof shall be provided for in the standard form of an addendum to the Maintenance Agreement between User and Sun Microsystems.



                                    Article 2
                           Time and Place of Delivery

2.1. Provider undertakes to furnish the deliverables to the User in the agreed quantity specified in Article 1 paragraph 1.1. hereof no later than within 6 weeks from the execution date of this Contract.

2.2. Provider undertakes to furnish the deliverables to the User in the agreed quantity specified in Article 1 paragraph 1.2.1. hereof no later than within 6 weeks from the execution date of this Contract.

2.3. Provider undertakes to furnish the deliverables to the User in the agreed quantity specified in Article 1 paragraph 1.3. hereof as follows:

        2.3.1.  Regarding technical support as set forth in Article 1 paragraphs
                1.3.1. and 1.3.2. hereof, immediately following the supply of deliverables pursuant to Article 2 paragraph 2.1. hereof.

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EuroTel Bratislava, a.s.    Contract on Solution Delivery          Login, a.s.
                                 no. 01/ETB/2000
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        2.3.2.  Regarding technical support as set forth in Article 1 paragraph
                1.3.3. hereof, immediately following handover of work pursuant to the implementation time schedule specified in Schedule 3 hereto.

        2.3.3. Technical support shall be provided for period of a current year starting from the anniversary day of the product delivery.

2.4. Performance pursuant to Article 1 paragraph 1.4. hereof shall commence based on mutual agreement, in any case no later than within 10 working days from delivery of products specified in Article 1 paragraphs 1.1. and 1.2.1.hereof. Individual activities underlying the deliverables set forth under Article 1 paragraph 1.4. hereof shall be performed smoothly in a time sequence corresponding with the approved project plan drawn up based on the solution implementation specification in Schedule 3 hereto. Performance under Article 1 paragraph 1.4. hereof shall end in accordance with the approved time schedule of activities drawn up based on the solution implementation specification in Schedule 3 hereto. In the event that the conditions or reference materials on part of the User fail to be furnished in time and in accordance with Article 7 paragraph
        8.2.1. hereof, the performance shall be proportionately prolonged. Maximum prolongation on part of the User may be 10 working days.

        2.4.1. User undertakes to take over on a preliminary basis the activities specified under Article 1 paragraph 1.4. hereof and in Schedule 3 hereto no later than within 2 working days from the handover of the partial work (phase) and upon submission of an acceptance protocol by Provider.

        2.4.2. User undertakes to take over duly performed activities defined in form of acceptance criteria, activities specified under
                Article 1 paragraph 1.4. hereof and in Schedule 3 hereto no later than within 5 working days from the handover of the partial work (phase) and upon submission of an acceptance protocol by Provider. Detailed acceptance criteria shall be defined in writing always prior to the launch of individual phases and shall be verified by contact persons of the parties hereto.

2.5.    User and Provider undertake to furnish the deliverables set forth in
        Article 1 paragraph 1.5 hereof in accordance with the training time schedule of IBM`s authorized training center.

        2.5.1. User undertakes to consummate the training at a time preceding the commencement of performance under Article 2 paragraph 2.4. and the Provider shall be obliged to organize this training.

2.6. Provider undertakes to furnish the deliverables to the User in the agreed quantity specified in Article 1 paragraph 1.6. hereof on the basis of their mutual agreement, i.e. in form of a list of specific components signed by the contact persons of both parties hereto.

2.7. Performance pursuant to Article 1 paragraph 1.7. hereof shall commence based on mutual agreement. Individual activities underlying the deliverables set forth under Article 1 paragraph 1.7. hereof shall be performed smoothly in a time sequence corresponding with a time schedule plan drawn up post facto.

2.8.    User and Provider undertake to furnish the deliverables set forth in
        Article 1 paragraph 1.8. hereof at a time mutually agreed by them.

2.9. Deliverables shall be furnished by the Provider to the User at the address EuroTel Bratislava, Bajkalska 24, and at other branches and offices of the User.

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EuroTel Bratislava, a.s.    Contract on Solution Delivery          Login, a.s.
                                 no. 01/ETB/2000
--------------------------------------------------------------------------------


                                    Article 3
                              Price of Deliverables

3.1. Parties hereto have agreed that the price of the deliverables specified under Article 1 paragraph 1.1. hereof shall be USD 207,123; i.e. in words: Two hundred and seven thousand one hundred and twenty-three USD:

         --------------------------------------------------------------------------------------------------------
                                             Item Name                                          Price (USD)
         --------------------------------------------------------------------------------------------------------
         Sun Enterprise 450 Server                                                                      58,737
         --------------------------------------------------------------------------------------------------------
         Sun StorEdge L 700                                                                            148,386
         --------------------------------------------------------------------------------------------------------
         Total                                                                                         207,123
         --------------------------------------------------------------------------------------------------------

3.2. Parties hereto have agreed that the price of the deliverables specified under Article 1 paragraph 1.2. hereof shall be USD 206,169; i.e. in words: Two hundred and six thousand onehundred and sixty-nine USD:

         --------------------------------------------------------------------------------------------------------
                                             Item Name                                          Price (USD)
         --------------------------------------------------------------------------------------------------------
         Tivoli Storage Manager server - Unix                                                            1,602
         --------------------------------------------------------------------------------------------------------
         Tivoli Network Enabler - Unix                                                                   7,025
         --------------------------------------------------------------------------------------------------------
         Tivoli Extended device support - Unix                                                          12,558
         --------------------------------------------------------------------------------------------------------
         Tivoli Disaster Recovery Manager - Unix                                                         9,625
         --------------------------------------------------------------------------------------------------------
         Tivoli Storage Manager server - NT                                                                722
         --------------------------------------------------------------------------------------------------------
         Tivoli Network Enabler - NT                                                                     3,764
         --------------------------------------------------------------------------------------------------------
         Tivoli Storage Manager B/A client                                                               4,032
         --------------------------------------------------------------------------------------------------------
         Tivoli Data Protection  for Oracle                                                             18,346
         --------------------------------------------------------------------------------------------------------
         Tivoli Data Protection  for Lotus Notes                                                           928
         --------------------------------------------------------------------------------------------------------
         Tivoli Data Protection  for MS SQL                                                              4,640
         --------------------------------------------------------------------------------------------------------
         Tivoli Data Protection  for SAP R/3                                                            12,376
         --------------------------------------------------------------------------------------------------------
         SQL BackTrack for Oracle                                                                      124,759
         --------------------------------------------------------------------------------------------------------
         SQL- BackTrack OBSI Module for TSM                                                              5,792
         --------------------------------------------------------------------------------------------------------
         Total                                                                                         206,169
         --------------------------------------------------------------------------------------------------------

3.3. Parties hereto have agreed that the price of the deliverables specified under Article 1 paragraph 1.3. hereof shall be USD 46,136; i.e. in words: Forty-six thousand one hundred and thirty-six USD:

         --------------------------------------------------------------------------------------------------------
                                             Item Name                                          Price (USD)
         --------------------------------------------------------------------------------------------------------
         Technical Support for Tivoli Storage Manager                                                        0
         --------------------------------------------------------------------------------------------------------
         Technical Support for SQL BackTrack                                                            26,383
         --------------------------------------------------------------------------------------------------------
         1st Level OnSite Technical Support                                                             19,753
         --------------------------------------------------------------------------------------------------------
         Total                                                                                          46,136
         --------------------------------------------------------------------------------------------------------



        3.3.1. Parties hereto have agreed that the price of the deliverables specified under Article 1 paragraph 1.3.1. hereof per year in the forthcoming years shall be USD 26,383; i.e. in words:
                Twenty-six thousand three hundred and eighty-three USD:

         --------------------------------------------------------------------------------------------------------
                                             Item Name                                          Price (USD)
         --------------------------------------------------------------------------------------------------------
         Technical Support for SQL BackTrack                                                            26,383
         --------------------------------------------------------------------------------------------------------
         Total                                                                                          26,383
         --------------------------------------------------------------------------------------------------------

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EuroTel Bratislava, a.s.    Contract on Solution Delivery          Login, a.s.
                                 no. 01/ETB/2000
--------------------------------------------------------------------------------

        3.3.2. Parties hereto have agreed that the price of the deliverables specified under Article 1 paragraph 1.3.2. hereof per year in the forthcoming years shall be USD 11,356; i.e. in words: Eleven thousand three hundred and fifty-six USD:

         --------------------------------------------------------------------------------------------------------
                                             Item Name                                          Price (USD)
         --------------------------------------------------------------------------------------------------------
         Technical Support for Tivoli Storage Manager                                                   11,356
         --------------------------------------------------------------------------------------------------------
         Total                                                                                          11,356
         --------------------------------------------------------------------------------------------------------

        3.3.3. Parties hereto have agreed that the price of the deliverables specified under Article 1 paragraph 1.3.3. hereof per year in the forthcoming years shall be USD 19,753; i.e. in words:
                Nineteen thousand seven hundred and fifty-three USD:

         --------------------------------------------------------------------------------------------------------
                                             Item Name                                          Price (USD)
         --------------------------------------------------------------------------------------------------------
         1st Level OnSite Technical Support                                                             19,753
         --------------------------------------------------------------------------------------------------------
         Total                                                                                          19,753
         --------------------------------------------------------------------------------------------------------

        3.3.4. Provider reserves the right to change the price for Technical Support if the price (pricing) for provided Technical Support changes.

3.4. Parties hereto have agreed that the price of the deliverables specified under Article 1 paragraph 1.4. hereof shall be SKK 3,000,000; i.e. in words: Three million SKK:

         --------------------------------------------------------------------------------------------------------
                                             Item Name                                          Price (SKK)
         --------------------------------------------------------------------------------------------------------
         Infrastructure installation and configuration (hardware products)                             500,000
         --------------------------------------------------------------------------------------------------------
         Installation and configuration of Tivoli Storage Manager:
         --------------------------------------------------------------------------------------------------------
                Installation and configuration of Tivoli Storage Manager server                        500,000
         --------------------------------------------------------------------------------------------------------
                File Systems backup implementation                                                     300,000
         --------------------------------------------------------------------------------------------------------
                Implementation of Disaster Recovery Manager                                            100,000
         --------------------------------------------------------------------------------------------------------
                Oracle databases backup implementation                                                 400,000
         --------------------------------------------------------------------------------------------------------
                MS SQL databases backup implementation                                                 200,000
         --------------------------------------------------------------------------------------------------------
                Notes/Domino environment backup implementation                                         300,000
         --------------------------------------------------------------------------------------------------------
                SAP R/3 backup implementation                                                          200,000
         --------------------------------------------------------------------------------------------------------
         Backup system integration with existing infrastructure                                        500,000
         --------------------------------------------------------------------------------------------------------
         Total                                                                                       3,000,000
         --------------------------------------------------------------------------------------------------------


3.5. Parties hereto have agreed that the price of the deliverables specified under Article 1 paragraph 1.5. per person shall be as follows:

         --------------------------------------------------------------------------------------------------------
                                             Item Name                                          Price (USD)
         --------------------------------------------------------------------------------------------------------
         Training - Tivoli Storage Manager Implementation - 4 days                                      90,000
         --------------------------------------------------------------------------------------------------------
         Training - Tivoli Storage Manager Advanced Administration - 4 days                            100,000
         --------------------------------------------------------------------------------------------------------


3.6. Parties hereto have agreed that the price of the deliverables specified under Article 1 paragraph 1.6. hereof shall be specified at the time they are due for delivery.

3.7. Parties hereto have agreed that the price of the deliverables specified under Article 1 paragraph 1.7. hereof shall be specified at the time they are due for delivery.

3.8. Parties hereto have agreed that the price of the deliverables specified under Article 1 paragraph 1.8. hereof shall be as follows:

         --------------------------------------------------------------------------------------------------------
                                             Item Name                                          Price (USD)
         --------------------------------------------------------------------------------------------------------
         On-site consulting in the duration of 1 day                                                    32,500
         --------------------------------------------------------------------------------------------------------

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EuroTel Bratislava, a.s.    Contract on Solution Delivery          Login, a.s.
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3.9.    All prices specified herein are without V.A.T.; V.A.T. shall be invoiced in accordance with the applicable regulations.

3.10. Payments shall be made in Slovak crowns (SKK). Conversion of the respective prices specified in USD to SKK shall be based on the FX exchange rate of the Slovak National Bank effective on the day of taxable supply.

3.11. In the event that any state-regulated duty and import surcharge terms effective at the time of Contract execution change by the time the deliverables hereunder are to be furnished, Provider shall adjust the prices by a percentage relevant to such change.

3.12. Provider shall receive from the User an advance in the amount of SKK 2,500,000 transferred to the Provider's account within 10 days from the execution date of this Contract.

3.13. Prices specified in the paragraphs herein above include duty, import surcharge, transportation to the place of delivery.



                                    Article 4
                           Payment Terms and Sanctions

4.1. Provider shall be entitled to issue an invoice for the deliverables specified under Article 1 paragraphs 1.1. through 1.8. hereof upon the User's receipt of delivery, partial delivery or individual services pursuant to this Contract. The invoice maturity period shall be 30 days from the date of taxable supply, in any case no earlier than 15 days from invoice receipt. User shall pay the due amount to the Provider within the said period by means of bank transfer to the Provider's bank account.

4.2. Pursuant to Article 1 paragraphs 1.3.1., 1.3.2. and 1.3.3. hereof, the Technical Support Agreement shall be renewed once a year unless the User notifies the Provider in writing of his intention not to prolong this Contract at least thirty (30) days prior to the expiry of a current year of the life of this Contract. Maintenance fees paid by the User shall be paid annually, prior to the beginning of a new year, based on an invoice issued by the Provider

4.3.    Payment for the Provider's services set forth in Article 1 paragraph
        1.4. hereof shall be realized based on the delivery of individual services.

4.4. In the event of any delays in the delivery dates, the Provider undertakes to grant the User a discount of 0.05% of the price of the deliverables specified under Article 3 paragraphs 3.1., 3.2., 3.3. and
        3.6. hereof per day of delay.

4.5. In the event that an invoice fails to be paid by its due date, the User undertakes to pay the Provider a pastdue interest of 0.05% per day of delay, but in any case not exceeding the price of the furnished deliverables.

4.6. In the event of any delays in the delivery dates of services specified in the approved implementation time schedule, the Provider undertakes to grant the User a discount of 0.05% of the price of the deliverables specified under Article 3 paragraphs 3.4. hereof per day of delay.

4.7.    In the event of any breach of implementation conditions specified under
        Article 7 paragraph 8.2.1. hereof, the User undertakes to pay the Provider a penalty interest of 0.05% of the price of the deliverables specified under Article 3 paragraphs 3.4. hereof per day of delay. This sanction shall increase to 0.1% after the performance commencement date specified in Article 2 paragraph 2.4. hereof.

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EuroTel Bratislava, a.s.    Contract on Solution Delivery          Login, a.s.
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                                    Article 5
                                   Warranties

5.1.     Provider intermediates the following warranty for hardware components:

         --------------------------------------------------------------------------------------------------------
                                             Item Name                                           Warranty
         --------------------------------------------------------------------------------------------------------
         Sun Enterprise 450 Server                                                                3 years
         --------------------------------------------------------------------------------------------------------
         Sun StorEdge L700                                                                        1 year
         --------------------------------------------------------------------------------------------------------
         FC Switch Brocade SilkWorm                                                               1 year
         --------------------------------------------------------------------------------------------------------
         FC Bridge Crossroads                                                                     1 year
         --------------------------------------------------------------------------------------------------------
         FC HBA Jaycor                                                                            1 year
         --------------------------------------------------------------------------------------------------------

5.2. Provider intermediates the software guarantee of Tivoli Systems in accordance with the guarantee conditions of the said company that are specified in Schedule 4 hereto.

5.3. Provider warrants the operability of the implemented solution for a period of 1 year following the handover of the entire solution.

         5.3.1. During the warranty period the Provider shall use its best effort to fix all detected errors jointly with the hardware and software suppliers (also those not delivered by a vendor). If the Provider is notified of an error by the User, the Provider shall send a sample of the "action" in which the error occurred plus a printout of the respective input, output and a description of the problem that the User believes to have caused the error.

         5.3.2. User shall provide full access to equipment and software if it is considered necessary by the Provider for the duly fulfillment of its obligations hereunder; such access shall be provided during working hours (or, as the case may be, at any other agreed time).

         5.3.3. Warranty shall not apply in the case of unauthorized intervention of the User in the configuration of the solution.

5.4. Technical Support pursuant to Article 1 paragraph 1.3.3. shall be provided by the Provider's specialists based on request of the User. Such User request shall be raised by e-mail sent to the address support@login.sk and by telephone on the number 0903716425. Provider undertakes to give feedback regarding the request within 4 hours from request receipt. The time by which the request is handled shall be set depending on the nature of the issue at stake.

5.5. The warranties stated above are the only warranties made by the Provider and apart from them the Provider shall have no liability for any indirect or consequential damages of any kind.


                                    Article 6
                       Proprietary Rights, Confidentiality

6.1. User acknowledges that no proprietary rights have been assigned to the User and that the User has not been granted the permission to publish or to reproduce the software unless the same was explicitly stated to be permissible under this Contract or by law.

6.2. User shall have the right to use the software in accordance with the terms specified in the License Agreement and with the provisions of the Copyright Act.

6.3. Provider shall be liable to ensure the granting of all licenses and permits in writing that are necessary for the undisturbed enforcement of User's rights connected to the products hereunder.

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                                    Article 7
                                 Non-Disclosure

7.1. Provider undertakes that it and/or persons engaged by it for the fulfillment of his liabilities hereunder shall hold the data and information that they encounter in connection with the deliverables hereunder and that are deemed confidential by the User in strict confidence.

7.2. Provider shall be held liable for any loss caused by the breach of its obligations arising from paragraph 7.1. pursuant to (S)373 of the Commercial Code.


                                    Article 8
                                Other Provisions

8.1. Parties hereto have agreed on the following contact persons for dealing with matters arising under this Contract:

         ----------------------------------------------------------------------------------------------------
                                                Ing. Vladimir Dudlak
                                                -------------------------------------------------------------
         On behalf of User:                     Ing. Jan Szuda
                                                -------------------------------------------------------------
                                                Ing. Peter Kuliffay
         ----------------------------------------------------------------------------------------------------
                                                Ing. Ivan Bock
                                                -------------------------------------------------------------
         On behalf of Provider:                 Ing. Ladislav Kois
                                                -------------------------------------------------------------
                                                RNDr. Drahomir Volny
         ----------------------------------------------------------------------------------------------------


         8.1.1. Contact persons shall be held responsible and shall have the right to act in all technical and organizational matters related to this Contract.

8.2. User undertakes to provide for the Provider during the period of service delivery conditions facilitating efficient performance of activities related to these services. Requirements regarding the conditions to be provided shall be given to the User by the Provider at least 5 working days prior to the delivery of a specific service. User shall be obliged to verify these requirements at least 3 days prior to the delivery of the said service and to provide the required conditions.

         8.2.1. User undertakes not to prolong the preparations for the furnishing of deliverables by more than ten (10) working days.

8.3. Under no circumstances shall the User be permitted to make software copies save for the purpose of making two backup copies. User shall be authorized to use a backup copy only in such case and only for such period that is necessary for the replacement of the copy normally used. User shall keep the backup copies in a safe place that is under the User's supervision.



                                    Article 9
                               General Provisions

9.1. Other related services or works that may be provided to the User by the Provider as well as all future amendments and supplements to this Contract signed by the representatives of the parties hereto shall be subject to the consent of both parties hereto in form of written addenda to this Contract.

9.2. Parties hereto shall have the right to terminate this Contract for reasons stipulated in the Commercial Code and/or other applicable laws.

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EuroTel Bratislava, a.s.    Contract on Solution Delivery          Login, a.s.
                                 no. 01/ETB/2000
--------------------------------------------------------------------------------


9.3. This Contract becomes valid and effective by virtue of its signing by the representatives of the parties hereto.

9.4. This Contract is being executed in four counterparts, two of them for the User and two counterparts for the Provider.

9.5. Parties hereto agree that relations not provided for in this Contract shall be governed by (S)269 paragraph (2) of the Commercial Code (Act no. 513/1991 Coll.).

9.6. Herewith, the parties hereto declare that they have perused this Contract and in witness of their consent to its content, free of any reservations, they attach their signatures.

The following schedules are an integral part of this Contract:

Schedule 1 - Configuration of hardware products
Schedule 2 - SQL BackTrack License Specification
Schedule 3 - Solution Implementation Specification
Schedule 4 - Warranty Conditions of Tivoli Systems Inc.



In Bratislava, on October 18, 2000



User:        EuroTel Bratislava, a.s.      User:        Login a.s.
             ------------------------                   -----------------------

Signature:   /s/ Josef Barta               Signature:   /s/ Pavol Cupa
             ------------------------                   -----------------------

Name:        Josef Barta                   Name:        Pavol Cupa
             ------------------------                   -----------------------

Position:    CEO, Prokurist                Position:    CEO / Chairman of the
                                                        Board of Directors
             ------------------------                   -----------------------

Signature:   /s/ Thomas J. Cancro
             ------------------------                   -----------------------

Name:        Thomas J. Cancro
             ------------------------                   -----------------------

Position:    CFO, Prokurist
             ------------------------                   -----------------------

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EuroTel Bratislava, a.s.    Contract on Solution Delivery          Login, a.s.
                                 no. 01/ETB/2000
--------------------------------------------------------------------------------

Schedule 1:   Configuration of Hardware Products

------------------------------------------------------------------------------------------------------------------
        Product                Product Number                           Description                        Qty
------------------------------------------------------------------------------------------------------------------
Sun Enterprise E 450     A25-UJD2-9S-002EJ          E450 server, 2x 400MHZ proc., 2GB RAM,                  1
server                                              2x 18GB HDD
                         -----------------------------------------------------------------------------------------
                         X1152A                     Int. Sun FDDI/P SAS 2.0                                 1
                         -----------------------------------------------------------------------------------------
                         X6541A                     Int. PCI Ultra SCSI Diff. Card                          2
                         -----------------------------------------------------------------------------------------
                         X3668A                     PGx32 Card W/Video Adaptor                              1
                         -----------------------------------------------------------------------------------------
                         X3530A                     European Universal Country Kit                          1
                         -----------------------------------------------------------------------------------------
                         SOLZS-080B9AY9             Solaris 7 Std English-Only                              1
                         -----------------------------------------------------------------------------------------
                         X6601A                     E450 8Bay Storage Expansion Kit, 10K                    2
                         -----------------------------------------------------------------------------------------
                         X5237A                     Int. Disk 18.2GB/10k USCSI                              8
                         -----------------------------------------------------------------------------------------
                         X1033A                     Int. PCI10/100BASET NIC 2                               2
------------------------------------------------------------------------------------------------------------------
Sun StorEdge L700        SG-XLIBL700-BASE           StorEdge L700 library base                              1
------------------------------------------------------------------------------------------------------------------
                         SG-XTAPDL7-L700            DLT700 Drive Option                                     4
------------------------------------------------------------------------------------------------------------------
                         SG-XMEDDLCTIV-10           DLT Compact IV Tape, 10 Pack                           26
------------------------------------------------------------------------------------------------------------------
                         SG-ZMED4MMCL-10            Cleaning tapes/10 Pack                                  5
------------------------------------------------------------------------------------------------------------------
                         SG-XMEDCART-1MAG           Media magazine                                          5
------------------------------------------------------------------------------------------------------------------
                         X979A                      Cable Diff. SCSI 12M                                    2
------------------------------------------------------------------------------------------------------------------

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EuroTel Bratislava, a.s.    Contract on Solution Delivery          Login, a.s.
                                 no. 01/ETB/2000
--------------------------------------------------------------------------------

Schedule 2:  SQL BackTrack License Specification

------------------------------------------------------------------------------------------------------------------
                Server                               Database                               Size
------------------------------------------------------------------------------------------------------------------
  BETA                                    EBIL                                           120 GB
------------------------------------------------------------------------------------------------------------------
  GAMA                                    ERAT                                            70 GB
------------------------------------------------------------------------------------------------------------------
  FLEX                                    FLEX                                            15 GB
                                       ---------------------------------------------------------------------------
                                          FIFO                                            10 GB
------------------------------------------------------------------------------------------------------------------
  EIP                                     SITY                                            20 GB
------------------------------------------------------------------------------------------------------------------
  Report                                  STAT                                           200 GB
------------------------------------------------------------------------------------------------------------------
  FMS                                     FRDB                                           160 GB
                                       ---------------------------------------------------------------------------
  BSCS1                                   MDSSA                                            5 GB
                                       ---------------------------------------------------------------------------
                                          EUTELA                                          20 GB
------------------------------------------------------------------------------------------------------------------
  CALLSTAT                                EWH                                           1000 GB
------------------------------------------------------------------------------------------------------------------

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EuroTel Bratislava, a.s.    Contract on Solution Delivery          Login, a.s.
                                 no. 01/ETB/2000
--------------------------------------------------------------------------------


Schedule 3:   Solution Implementation Specification


------------------------------------------------------------------------------------------------------------------
Continuous project management
------------------------------------------------------------------------------------------------------------------
Objective:             Project coordination on the part of LOGIN a.s.
------------------------------------------------------------------------------------------------------------------
Assumptions            Identification of engaged employees on part of the User with respective authorities, who
and relations:         are responsible for project performance on part of the User, authorized to accept individual phases of the work on behalf of the User.
------------------------------------------------------------------------------------------------------------------
Key action:            Setting up a project team and determination of responsibilities
                       Development of the complete project plan
                       Drawing up the flow and scope of works
                       Development of backup strategy
                       Phase review process
------------------------------------------------------------------------------------------------------------------
Checklist:             Set up project team
                       Determined scope of authority and responsibility
                       Developed backup strategy
                       Specified time schedule and scope of works
------------------------------------------------------------------------------------------------------------------
Acceptance             Approved project plan
criteria:
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Phase 1 : Hardware and software delivery
------------------------------------------------------------------------------------------------------------------
Objective:             Delivery of instruments prior to the start of implementation
------------------------------------------------------------------------------------------------------------------
Assumptions            Signed contract between User and Provider.
and relations:
------------------------------------------------------------------------------------------------------------------
Key action:            Delivery of hardware products
                       Delivery of software licenses
------------------------------------------------------------------------------------------------------------------
Acceptance             Delivery note confirmed by both contractual parties
criteria:
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Phase 2 : Installation and configuration of hardware products
------------------------------------------------------------------------------------------------------------------
Objective:             Instruments prepared for the commencement of implementation
------------------------------------------------------------------------------------------------------------------
Assumptions            Delivery of equipment.
and relations:
------------------------------------------------------------------------------------------------------------------
Key action:            Installation and configuration of Sun Enterprise 450 server
                       Installation and configuration of Sun StorEdge  L700
------------------------------------------------------------------------------------------------------------------
Checklist:             Functional Sun E450 server
                       Functional Sun StorEdge  L700 tape library
                       Functional communication between server and tape library
------------------------------------------------------------------------------------------------------------------
Acceptance             Functional hardware communicating at system level
criteria:
------------------------------------------------------------------------------------------------------------------

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                                 no. 01/ETB/2000
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Phase 3 : Installation and configuration of Tivoli Storage Manager
------------------------------------------------------------------------------------------------------------------
Objective:             Backup ensured by TSM
------------------------------------------------------------------------------------------------------------------
Assumptions            Functional HW and OS on the system designated to serve as TSM server
and relations:         Correction codes installed on Solaris server
                       Configured and available Sun StorEdge  L700 tape library
------------------------------------------------------------------------------------------------------------------
Key action:            Installation of server on Solaris platform
                       Development of domain policy Development of storage
                       policy Setting up client accounts in respective domains
                       Setting up administrator accounts
------------------------------------------------------------------------------------------------------------------
Checklist:             Installed TSM server
                       Set up administrator and client accounts
------------------------------------------------------------------------------------------------------------------
Acceptance             Functional TSM server
criteria:              Functional storage facilities including disk pools
                       Set up administrator and client accounts
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Phase 4 : File systems backup
------------------------------------------------------------------------------------------------------------------
Objective:             Backup of file systems using TSM
------------------------------------------------------------------------------------------------------------------
Assumptions            Functional HW and OS on systems requiring backup
and relations:         Installed necessary OS correction codes
                       Functional communication between systems and TSM server
------------------------------------------------------------------------------------------------------------------
Key action:            Installation of TSM clients
                       Configuration of TSM clients
                       Definition of client backup principles
                       Setting up schedulers
------------------------------------------------------------------------------------------------------------------
Checklist:             Backup of Solaris file systems
                       Backup of Tru64 file systems
                       Backup of Windows NT file systems
------------------------------------------------------------------------------------------------------------------
Acceptance             Complete backups of all file systems
criteria:              Incremental backup of all file systems
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Phase 5 : Disaster Recovery Manager
------------------------------------------------------------------------------------------------------------------
Objective:             Ensuring disaster recovery without losing data even in the case of IS collapse
------------------------------------------------------------------------------------------------------------------
Assumptions            Holding necessary information on systems included in the Disaster Recovery Plan and relations:
------------------------------------------------------------------------------------------------------------------
Key action:            Population of database with information on selected computers
                       Generation of DRM plan for TSM DRM environment
                       Setting up booting media for selected systems TSM database backup
                       Activity automation
------------------------------------------------------------------------------------------------------------------
Checklist:             Installation of Tivoli DRM
                       Development of DRM plan
                       Creation of TSM database backup
------------------------------------------------------------------------------------------------------------------
Acceptance             Populated database of DRM environment
criteria:              Set up booting media for selected systems
                       Generated DRM plan
------------------------------------------------------------------------------------------------------------------

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                                 no. 01/ETB/2000
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Phase 6: Backup of Oracle databases - SUN systems
------------------------------------------------------------------------------------------------------------------
Objective:             Backup of Oracle database using TDP for Oracle
------------------------------------------------------------------------------------------------------------------
Assumptions            Functional TSM clients
and relations:         Installed Oracle patche and required software
                       Functional EBU for Oracle 7.3.4.4 and RMAN for Oracle 8.1.6.1
                       Designated database instances for repository
------------------------------------------------------------------------------------------------------------------
Key action:            Installation of TDP for Oracle agent
                       Configuration of TDP for Oracle agent
                       Definition of client backup principles
                       Setting up schedulers
------------------------------------------------------------------------------------------------------------------
Checklist:             Installed TDP for Oracle agents
                       Functional scheduled backup
------------------------------------------------------------------------------------------------------------------
Acceptance             Complete backups of all Oracle databases on SUN platform
criteria:              Incremental backup of Oracle databases
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Phase 7 : Backup of Oracle databases - COMPAQ systems
------------------------------------------------------------------------------------------------------------------
Objective:             Backup of Oracle databases using TDP for MS SQL Server
------------------------------------------------------------------------------------------------------------------
Assumptions            Functional TSM clients
and relations:         Installed Oracle Patche and required software
------------------------------------------------------------------------------------------------------------------
Key action:            Installation of SQL-BackTrack agent
                       Installation of OBSI module for TSM
                       Configuration of SQL-BackTrack agent and OBSI module for TSM
                       Definitions of pools and instances
                       Definition of client backup principles
                       Setting up schedulers
------------------------------------------------------------------------------------------------------------------
Checklist:             Installed SQL-BackTrack agents
                       Functional scheduled backup
------------------------------------------------------------------------------------------------------------------
Acceptance             Complete backups of all Oracle databases on COMPAQ platform
criteria:              Incremental backup of Oracle databases
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Phase 8 : Backup of MS SQL databases
------------------------------------------------------------------------------------------------------------------
Objective:             Backup of MS SQL Server databases using TDP for MS SQL Server
------------------------------------------------------------------------------------------------------------------
Assumptions            Functional HW TSM clients
and relations:
------------------------------------------------------------------------------------------------------------------
Key action:            Installation of TDP for MS SQL agent
                       Configuration of TDP for MS SQL agent
                       Definition of client backup principles
                       Setting up schedulers
------------------------------------------------------------------------------------------------------------------
Checklist:             Installed TDP for MS SQL agents
                       Functional scheduled backup
------------------------------------------------------------------------------------------------------------------
Acceptance             Complete backups of all MS SQL Server databases
criteria:
------------------------------------------------------------------------------------------------------------------

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                                 no. 01/ETB/2000
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Phase 9 : Backup of Notes/Domino environment
------------------------------------------------------------------------------------------------------------------
Objective:             Backup of Notes/Domino using TDP for Notes/Domino
------------------------------------------------------------------------------------------------------------------
Assumptions            Prepared Domino hub server
and relations:         Prepared tape libraries for backup
                       Functional replication settings in Notes/Domino environment
------------------------------------------------------------------------------------------------------------------
Key action:            Configuration of Domino hub server
                       Installation and configuration of TSM server
                       Installation and configuration of TDP for Lotus Domino
                       Definition of client backup principles
                       Setting up schedulers
------------------------------------------------------------------------------------------------------------------
Checklist:             Connected and functional tape libraries
                       Installed TSM server on Domino hub server Installed TDP
                       agent for Lotus Domino Functional scheduled backup
------------------------------------------------------------------------------------------------------------------
Acceptance             Complete backups of all Notes databases on replication server
criteria:              Incremental backup of Notes databases on replication server
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Phase 10 : SAP R/3 backup
------------------------------------------------------------------------------------------------------------------
Objective:             Backup of SAP R/3 environment using TDP for R/3
------------------------------------------------------------------------------------------------------------------
Assumptions            Functional native SAP R/3 backup
and relations:
------------------------------------------------------------------------------------------------------------------
Key action:            Installation and configuration of TDP for SAP R/3
                       Definition of client backup principles
                       Setting up schedulers
------------------------------------------------------------------------------------------------------------------
Checklist:             Installed SAP R/3 agents on all SAP systems
                       Functional scheduled SAP R/3 backup
------------------------------------------------------------------------------------------------------------------
Acceptance             Complete backups of SAP R/3 environment
criteria:
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Phase 11 : Integration of backup system with existing IS infrastructure
------------------------------------------------------------------------------------------------------------------
Objective:             Connecting backup system to existing system and organization sources
------------------------------------------------------------------------------------------------------------------
Assumptions            Functional backup solution
and relations:         Identification of responsibilities for backup operations
                       Specification of operational procedures in case of errors and failures
------------------------------------------------------------------------------------------------------------------
Key action:            Connecting existing infrastructure with backup system
                       Creation of warnings and notifications drawing attention to problems
                       Generation of reports for operational staff
------------------------------------------------------------------------------------------------------------------
Acceptance             Functional notification in case of problems
criteria:
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Phase 12 : SAN infrastructure
------------------------------------------------------------------------------------------------------------------
Objective:             Setting up SAM infrastructure
------------------------------------------------------------------------------------------------------------------
Assumptions            Delivery of hardware components for SAN
and relations:         TSM support for SAN on Tru64 platform
------------------------------------------------------------------------------------------------------------------
Key action:            Installation and configuration of host bus adapters
                       Installation and configuration of FC switch and FC/SCSI bridge elements
                       Configuration of TSM server
------------------------------------------------------------------------------------------------------------------
Checklist:             Functional SAN infrastructure
                       TSM server communicating with L700 through SAN
------------------------------------------------------------------------------------------------------------------
Acceptance             Backup using SAN infrastructure
criteria:
------------------------------------------------------------------------------------------------------------------

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EuroTel Bratislava, a.s.    Contract on Solution Delivery          Login, a.s.
                                 no. 01/ETB/2000
--------------------------------------------------------------------------------

Schedule 4: Warranty Conditions of Tivoli Systems Inc.



Warranty period for the purchased products is one year starting on the delivery day of the products to the Client.

Warranty shall apply to all functionality errors contradicting the officially declared functionality of the delivered product by its vendor.

During the warranty period the Client has the right to have any defects of the product fixed at no expense to the Client.

Warranty covers also assistance in resolving problems that are outside of the product functionality - to the extent of a functional solution, whereby the following problem severity categories are defined:

------------------------------------------------------------------------------------------------------------------
            Severity level                                         Problem definition
------------------------------------------------------------------------------------------------------------------
                   1                    Critical situation - in the case that a business-critical module in a production environment is inoperable.
------------------------------------------------------------------------------------------------------------------
                   2                    Severe impact - Tivoli module in a
                                        production environment is severely
                                        restricted in its use and may cause
                                        significant business impact.
------------------------------------------------------------------------------------------------------------------
                   3                    Moderate impact - a non-critical Tivoli module in a production environment is malfunctioning and may cause moderate business impact, or any important module is malfunctioning in a test environment.
------------------------------------------------------------------------------------------------------------------
                   4                    Minimal impact - a non-critical Tivoli
                                        module is malfunctioning and causing
                                        minimal business impact, or a
                                        non-technical request is made.
------------------------------------------------------------------------------------------------------------------


Depending on the severity level of the problem the Support Center gives feedback within 2 hours for Level 1, within 4 hours for Level 2, within 8 hours for Level 3 and by the end of the following working day for Level 4.

This support is available 5x12 - 5 days a week during working hours.

Apart from that, the following services are provided during the first year:

         o Free delivery of the newest versions of purchased Tivoli products.
         o Opportunity to use the Technical Support Scheme that offers the following methods of gaining technical information on purchased products:

                  -   contacting the Support Center by telephone,
                  -   contacting the Support Center by e-mail,
                  - accessing web pages www.support.tivoli.com, www.tivoli.com
                  -   accessing ftp server ftp.tivoli.com,
                  -   contacting the Support Center by fax,
                  - possibility of submitting problems in order to be resolved.